SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                  FORM 8-K

                               CURRENT REPORT
                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): May 1, 2002 (May 1, 2002)

                     ENDO PHARMACEUTICALS HOLDINGS INC.
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           (Exact name of registrant as specified in its charter)


DELAWARE                      39040                              13-4022871
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(State or other        (Commission File Number)              (I.R.S. Employer
jurisdiction of                                             Identification No.)
incorporation)


100 Painters Drive
Chadds Ford, Pennsylvania                                           19317
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(Address of principal executive offices)                          (Zip Code)


                               (610) 558-9800
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            (Registrant's telephone number, including area code)


                                    N/A
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       (Former name or former address, if changed since last report)







Item 7.        Financial Statements and Exhibits.
               ----------------------------------

(a)      Financial Statements of Business Acquired.

                  Not applicable.

(b)      Pro Forma Financial Information.

                  Not applicable.

(c)      Exhibits.

Exhibit Number         Description
--------------         -----------

    99.1               Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                       dated May 1, 2002

    99.2               Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                       dated May 2, 2002


Item 9.        Regulation FD Disclosure.
               -------------------------

         On May 1, 2002, the Registrant intends to make a slide presentation at the CIBC World Markets Biotechnology & Specialty
Pharmaceuticals Conference in New York, New York, a copy of which presentation is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

         In addition, the Registrant intends to make a slide presentation to affiliates of Kelso & Company on May 2, 2002. A copy of this slide presentation is filed herewith as Exhibit 99.2 and is incorporated herein by reference.




                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    ENDO PHARMACEUTICALS HOLDINGS INC.
                                             (Registrant)


                                    By:  /s/ Caroline B. Manogue
                                         -----------------------
                                          Name:  Caroline B. Manogue
                                          Title: Senior Vice President,
                                                 General Counsel & Secretary


Dated:  May 1, 2002




                             INDEX TO EXHIBITS

Exhibit Number         Description
--------------         -----------

    99.1               Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                       dated May 1, 2002

    99.2               Slide Presentation of Endo Pharmaceuticals Holdings Inc.
                       dated May 2, 2002